POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORS PREFERRED TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the

President this 27th day of November, 2012.

ADVISORS PREFERRED TRUST
Attest:

By: /s/ Richard Malinowski	By: /s/ Catherine Ayers Rigsby
Richard Malinowski, Secretary	Catherine Ayers-Rigsby, President

DISTRICT OF COLUMBIA

)

ss:

Before me, a Notary Public, in and for said District of Columbia, personally appeared Catherine Ayers-Rigsby, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of November, 2012.

/s/ Aimee Depew

Notary Public, District of Columbia

My commission expires: July 14, 2017

CERTIFICATE

The undersigned, Secretary of ADVISORS PREFERRED TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held November 27, 2012, and is in full force and effect:

WHEREAS, ADVISORS PREFERRED TRUST, a business trust organized under the laws of the State of Delaware   (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: November 27, 2012

/s/ Richard Malinowski

Richard Malinowski, Secretary

ADVISORS PREFERRED TRUST

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORS PREFERRED TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of

November, 2012.

/s/ Catherine Ayers Rigsby

Catherine Ayers-Rigsby President and Trustee

DISTRICT OF COLUMBIA

)

ss:

Before me, a Notary Public, in and for said District of Columbia, personally appeared Catherine Ayers-Rigsby, President and Treasurer, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of November, 2012.

/s/ Aimee Depew

Notary Public, District of Columbia

My commission expires: July 14, 2017

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORS PREFERRED TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer and Chief Financial Officer of the Trust; NOW,  THEREFORE,  the  undersigned  hereby  constitutes  and  appoints  JOANN  M.

STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of

December, 2012.

/s/ Kevin Wolf

Kevin Wolf Treasurer

NEW YORK

)

ss:

Before me, a Notary Public, in and for said State of New York, personally appeared Kevin Wolf, Treasurer, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 3rd day of December, 2012.

/s/ Stephanie Shearer

Notary Public, State of New York

My commission expires: Oct. 29, 2015

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORS PREFERRED TRUST, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of

November, 2012.

/s/ Felix Rivera

Felix Rivera Trustee

DISTRICT OF COLUMBIA

)

ss:

Before me, a Notary Public, in and for said District of Columbia, personally appeared Felix Rivera, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed..

WITNESS my hand and official seal this 27th day of November, 2012.

/s/ Patricia Schlairet

Notary Public, District of Columbia

My commission expires: June 14, 2017

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORS PREFERRED TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of

November, 2012.

/s/ Charles Ranson

Charles Ranson Trustee

DISTRICT OF COLUMBIA

)

ss:

Before me, a Notary Public, in and for said District of Columbia, personally appeared Charles Ranson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed..

WITNESS my hand and official seal this 27th day of November, 2012.

/s/ Patricia Schlairet

Notary Public, District of Columbia

My commission expires: June 14, 2017

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORS PREFERRED TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of

November, 2012.

/s/ Janet Ailstock

Janet Ailstock Trustee

DISTRICT OF COLUMBIA

)

ss:

Before me, a Notary Public, in and for said District of Columbia, personally appeared Janet Ailstock, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed..

WITNESS my hand and official seal this 27th day of November, 2012.

/s/ Aimee Depew

Notary Public, District of Columbia

My commission expires: July 14, 2017

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORS PREFERRED TRUST, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of

November, 2012.

/s/ Brian Humphrey

Brian Humphrey Trustee

DISTRICT OF COLUMBIA

)

ss:

Before me, a Notary Public, in and for said District of Columbia, personally appeared Brian Humphrey, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed..

WITNESS my hand and official seal this 27th day of November, 2012.

/s/ Patricia Schlairet

Notary Public, District of Columbia

My commission expires: June 14, 2017